Exhibit A


                        MORGAN STANLEY AIRCRAFT FINANCE
                             Report to Noteholders
               All amounts in US dollars unless otherwise stated


Month                          April-01
Payment Date                   15th of each month
Convention                     Modified Following Business Day
Current Payment Date           17-Apr-01
Current Calculation Date       9-Apr-01
Previous Payment Date          15-Mar-01
Previous Calculation Date      9-Mar-01
---------------------------------------------------------------------------------------------

1. Account Activity Summary between Calculation Dates

---------------------------------------------------------------------------------------------
                                    Prior        Deposits     Withdrawals      Balance on
                                   Balance                                  Calculation Date
                                  9-Mar-01                                      9-Apr-01
---------------------------------------------------------------------------------------------
Expense Account                   6,707,142.94  1,334,819.56  (6,097,906.00)    1,944,056.50
Collection Account               20,416,256.22 22,565,820.96 (20,416,256.22)   22,565,820.96
Aircraft Purchase Account                    -             -              -                -
Liquidity Reserve cash balance   49,209,891.00    100,000.00              -    49,309,891.00
---------------------------------------------------------------------------------------------
Total                            76,333,290.16 24,000,640.52 (26,514,162.22)   73,819,768.46
---------------------------------------------------------------------------------------------

2. Analysis of Expenses Account Activity

---------------------------------------------------------------------------------------------
Opening Balance on Previous Calculation Date                                    6,707,142.94
Transfer from Collection Account on previous Payment Date                       1,305,787.54
Permitted Aircraft Accrual                                                                 -
Interim Transfer from Collection Account                                                   -
Transfers from Aircraft Purchase Account                                                   -
Interest Income                                                                    29,032.02
Balance on current Calculation Date
 - Payments on previous payment date                                             (755,787.54)
 - Interim payments                                                            (5,342,118.46)
 - Other                                                                                   -
---------------------------------------------------------------------------------------------
Balance on current Calculation Date                                             1,944,056.50
---------------------------------------------------------------------------------------------

3. Analysis of Collection Account Activity

---------------------------------------------------------------------------------------------
Opening Balance on Previous Calculation Date                                   20,416,256.22
Collections during period
 - Lease rentals                                                               19,917,860.69
 - Maintenance reserves                                                         1,638,691.92
 - Other leasing income                                                           712,361.49
 - Interest income                                                                296,906.86
 - Lease rental received in error                                                          -
 - Interim transfer to Expense A/C                                                         -
Transfers from Aircraft Purchase Account                                                   -
Drawings under Credit or Liquidity Enhancement Facilities                                  -
Repayment of Drawings under Credit or Liquidity Enhancement Facilities                     -
Transfer to Expense Account on previous Payment Date
 - Required Expense Amount                                                     (1,305,787.54)
 - Permitted Aircraft Modifications                                                        -
Net Swap payments on previous Payment Date                                     (1,670,250.00)
Aggregate Note Payments on previous Payment Date                              (17,440,218.68)
---------------------------------------------------------------------------------------------
Balance on current Calculation Date                                            22,565,820.96
---------------------------------------------------------------------------------------------

Analysis of Liquidity Reserve Amount
First Collection Account Reserve                                               30,000,000.00
Cash Held
 - Accrued Expenses                                            1,944,056.50
 - Security Deposits                                          19,309,891.00    21,253,947.50
Morgan Stanley Facility                                                        30,000,000.00
ILFC Facility
   - Letter of Credit                                         20,000,000.00
   -Security Deposits                                         20,568,851.00    40,568,851.00
                                                                            -----------------
Liquidity Reserve Amount                                                      121,822,798.50
                                                                            -----------------

Minimum Liquidity Reserve Amount                                               30,000,000.00

---------------------------------------------------------------------------------------------




                        MORGAN STANLEY AIRCRAFT FINANCE
                             Report to Noteholders
               All amounts in US dollars unless otherwise stated

Current Payment Date                   17-Apr-01
Current Calculation Date               9-Apr-01
Previous Payment Date                  15-Mar-01
Previous Calculation Date              9-Mar-01
----------------------------------------------------------------------------------------------------------------

Balance in Collection Account                                                                     22,565,820.96
Liquidity Reserve Amount                                                                         121,822,798.50
                                                                                              ------------------
Available Collections                                                                            144,388,619.46
                                                                                              ==================

3. Analysis of Collection Account Activity (Continued)
----------------------------------------------------------------------------------------------------------------
Analysis of Current Payment Date Distributions

(i)          Required Expense Amount
              - Servicer Fee                                                       707,398.61
              - Administration Agent Fee                                           122,183.93
              - Other Service Providers                                             12,500.01
              - Accrued Expenses                                                 6,000,000.00
                                                                            ------------------
             Total Required Expense Amount                                                         6,842,082.55
(ii) a)      Class A Interest but excluding Step-up                                                6,899,071.89
     b)      Swap Payments other than subordinated swap payments                                   1,656,818.75
(iii) a)     Repayment of Primary Eligible Credit Facilities                                                  -
     b)      First Collection Account top-up (Minimum liquidity reserve $30 m)                    30,000,000.00
(iv)         Class A Minimum principal payment                                                                -
(v)          Class B Interest                                                                        868,768.49
(vi)         Class B Minimum principal payment                                                       160,276.03
(vii)        Class C Interest                                                                      1,008,387.50
(viii)       Class C Minimum principal payment                                                                -
(ix)         Class D Interest                                                                        797,181.00
(x)          Class D Minimum principal payment                                                                -
(xi)  a)     Secondary Eligible Credit Facilities (ILFC and Morgan Stanley Facilities)                        -
      b)     Second collection account top-up                                                     91,822,798.50
(xii)        Class A Scheduled principal                                                                      -
(xiii)       Class B Scheduled principal                                                             425,278.89
(xiv)        Class C Scheduled principal                                                             130,000.00
(xv)         Class D Scheduled principal                                                              11,000.00
(xvi)        Permitted accruals for Modifications                                                             -
(xvii)       Step-up interest                                                                                 -
(xviii)      Beneficial interest                                                                              -
(xix)        Class A Supplemental principal                                                        3,766,955.86
(xx)         Class B Supplemental principal                                                                   -
(xxi)        Class D Redemption Price                                                                         -
(xxii)       Class C Redemption Price                                                                         -
(xxiii)      Class B Redemption Price                                                                         -
(xxiv)       Class A Redemption Price                                                                         -
(xxv)        Subordinated Swap payments                                                                       -
(xxvi)       all remaining amounts to holders of Beneficial interests
             Total Payments with respect to Payment Date                                         144,388,619.46
             less collection Account Top Ups (iii) (b) and (xi) (b) above                        121,822,798.50
                                                                                              ------------------
                                                                                                  22,565,820.96
                                                                                              ==================

----------------------------------------------------------------------------------------------------------------




                        MORGAN STANLEY AIRCRAFT FINANCE
                             Report to Noteholders
               All amounts in US dollars unless otherwise stated

Current Payment Date                17-Apr-01
Current Calculation Date            9-Apr-01
Previous Payment Date               15-Mar-01
Previous Calculation Date           9-Mar-01
------------------------------------------------------------------------------------------------------

4. Payments on the Notes by Subclass

----------------------------------------------------------------------------------------------------------------------
                                          Subclass        Subclass         Subclass        Subclass           Total
Floating Rate Notes                          A-2            A-3              A-4             A-5             Class A

----------------------------------------------------------------------------------------------------------------------
Applicable LIBOR                           5.16375%        5.16375%          5.16375%        5.16375%
Applicable Margin                           0.3500%         0.5200%           0.5400%         0.5800%
Applicable Interest Rate                   5.51375%        5.68375%          5.70375%        5.74375%
Day Count                                  Act/360         Act/360           Act/360         Act/360
Actual Number of Days                           33              33                33              33
Interest Amount Payable               1,022,791.93    3,021,860.42      1,045,687.50    1,808,732.04
Step-up Interest Amount Payable             NA              NA                NA              NA
----------------------------------------------------------------------------------------------------------------------
Total Interest Paid                   1,022,791.93    3,021,860.42      1,045,687.50    1,808,732.04      6,899,071.89
----------------------------------------------------------------------------------------------------------------------

Expected Final Payment Date              15-Sep-05       15-Mar-02         15-Mar-03       15-Jun-08
Excess Amortization Date                 15-Apr-98       15-Mar-02         15-Mar-03       15-Apr-00
----------------------------------------------------------------------------------------------------------------------
Original Balance                    340,000,000.00  580,000,000.00    200,000,000.00  400,000,000.00
Opening Outstanding Principal
  Balance                           202,361,915.70  580,000,000.00    200,000,000.00  343,532,052.52  1,325,893,968.22
----------------------------------------------------------------------------------------------------------------------
Extended Pool Factors                        72.32%         100.00%           100.00%          97.77%
Pool Factors                                 60.34%         100.00%           100.00%          87.03%
----------------------------------------------------------------------------------------------------------------------
Extension Amount                                 -               -                 -               -
Pool Factor Amount                               -               -                 -               -
Surplus Amortisation                  1,396,403.79               -                 -    2,370,552.07
----------------------------------------------------------------------------------------------------------------------
Total Principal Distribution Amount   1,396,403.79               -                 -    2,370,552.07      3,766,955.86
----------------------------------------------------------------------------------------------------------------------
Redemption Amount
- amount allocable to principal
- amount allocable to premium
----------------------------------------------------------------------------------------------------------------------
Closing Outstanding Principal
  Balance                           200,965,511.91  580,000,000.00    200,000,000.00  341,161,500.45  1,322,127,012.36
----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
                                          Subclass        Subclass             Total
Floating Rate Notes                            B-1             B-2           Class B

------------------------------------------------------------------------------------
Applicable LIBOR                            5.1638%         5.1638%
Applicable Margin                           0.6500%         1.0500%
Applicable Interest Rate                   5.81375%        6.21375%
Day Count                                  Act/360         Act/360
Actual Number of Days                           33              33
Interest Amount Payable                 441,786.78      426,981.71
Step-up Interest Amount Payable             NA              NA
------------------------------------------------------------------------------------
Total Interest Paid                     441,786.78      426,981.71        868,768.49
------------------------------------------------------------------------------------

Expected Final Payment Date              15-Mar-13       15-Mar-07
Excess Amortisation Date                 15-Apr-98       15-Mar-07
------------------------------------------------------------------------------------
Original Balance                    100,000,000.00   75,000,000.00
Opening Outstanding Principal
  Balance                            82,898,166.78   74,962,500.00    157,860,666.78
------------------------------------------------------------------------------------
Extended Pool Factors                        91.78%         100.00%
Pool Factors                                 87.52%          99.94%
------------------------------------------------------------------------------------
Extension Amount                                 -               -
Pool Factor Amount                               -        7,500.00
Surplus Amortisation                    578,054.92               -
------------------------------------------------------------------------------------
Total Principal Distribution Amount     578,054.92        7,500.00        585,554.92
------------------------------------------------------------------------------------
Redemption Amount
- amount allocable to principal
- amount allocable to premium
------------------------------------------------------------------------------------
Closing Outstanding Principal
  Balance                            82,320,111.86   74,955,000.00    157,275,111.86
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------                --------------
                                          Subclass        Subclass             Total                      Subclass
Fixed Rate Notes                               C-1             C-2           Class C                          D-1

------------------------------------------------------------------------------------                --------------
Applicable Interest Rate                   6.90000%        9.60000%                                        8.70000%
Day count                                   30/360          30/360                                          30/360
Number of Days                                  30              30                                              30
Interest Amount Payable                 568,387.50      440,000.00                                      797,181.00
------------------------------------------------------------------------------------                --------------
Total Interest Paid                     568,387.50      440,000.00      1,008,387.50                    797,181.00
------------------------------------------------------------------------------------                --------------
Expected Final Payment Date              15-Mar-13       15-Oct-16                                       15-Mar-14
Excess Amortisation Date                 15-Mar-13       15-Oct-16                                       15-Mar-10
Original Balance                    100,000,000.00   55,000,000.00                                  110,000,000.00
Opening Outstanding Principal
  Balance                            98,850,000.00   55,000,000.00    153,850,000.00                109,956,000.00
------------------------------------------------------------------------------------                --------------
Extended Pool Factors                       100.00%         100.00%                                         100.00%
Expected Pool Factors                        98.72%         100.00%                                          99.95%
------------------------------------------------------------------------------------                --------------
Extended Amount                                  -               -                                               -
Expected Pool Factor Amount             130,000.00               -                                       11,000.00
Surplus Amortisation                             -               -
------------------------------------------------------------------------------------                --------------
Total Principal Distribution Amount     130,000.00               -        130,000.00                     11,000.00
------------------------------------------------------------------------------------                --------------
Redemption Amount                                -               -                                               -
- amount allocable to principal                  -               -                                               -
- amount allocable to premium                    -               -                                               -
------------------------------------------------------------------------------------                --------------
Closing Outstanding Principal
  Balance                            98,720,000.00   55,000,000.00    153,720,000.00                109,945,000.00
------------------------------------------------------------------------------------                --------------




                        MORGAN STANLEY AIRCRAFT FINANCE
                             Report to Noteholders
               All amounts in US dollars unless otherwise stated

Current Payment Date                           17-Apr-01
Current Calculation Date                        9-Apr-01
Previous Payment Date                          15-Mar-01
Previous Calculation Date                       9-Mar-01
----------------------------------------------------------------------------------------------------------------------------

5. Floating Rate Note information for next Interest Accrual Period

Start of Interest Accrual Period               17-Apr-01
End of Interest Accrual Period                 15-May-01
Reference Date                                 11-May-01

----------------------------------------------------------------------------------------------------------------------------

                                                A-2           A-3          A-4          A-5         B-1           B-2

----------------------------------------------------------------------------------------------------------------------------
Applicable LIBOR                                5.02250%      5.02250%     5.02250%    5.02250%     5.02250%       5.02250%
Applicable Margin                                0.3500%       0.5200%      0.5400%     0.5800%      0.6500%        1.0500%
Applicable Interest Rate                         5.3725%       5.5425%      5.5625%     5.6025%      5.6725%        6.0725%
Actual Pool Factor                                59.11%       100.00%      100.00%      85.29%       82.32%         99.94%

----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

Fixed Rate Notes                                C-1           C-2          D-1

------------------------------------------------------------------------------------

Actual Pool Factor                                98.72%       100.00%       99.95%

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

6. Payments per $ 100,000 Initial Outstanding Principal Balance of Notes

----------------------------------------------------------------------------------------------------------------------------

(a) Floating Rate Notes                         A-2           A-3          A-4          A-5         B-1           B-2

----------------------------------------------------------------------------------------------------------------------------

Opening Outstanding Principal Balance          59,518.21    100,000.00   100,000.00   85,883.01    82,898.17      99,950.00
Total Principal Payments                          410.71             -            -      592.64       578.05          10.00
Closing Outstanding Principal Balance          59,107.50    100,000.00   100,000.00   85,290.38    82,320.11      99,940.00

Total Interest                                    300.82        521.01       522.84      452.18       441.79         569.31
Total Premium                                    0.0000%       0.0000%      0.0000%     0.0000%      0.0000%        0.0000%

----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

(b) Fixed Rate Notes                            C-1           C-2          D-1

------------------------------------------------------------------------------------

Opening Outstanding Principal Balance          98,850.00    100,000.00    99,960.00
Total Principal Payments                          130.00             -        10.00
Closing Outstanding Principal Balance          98,720.00    100,000.00    99,950.00

Total Interest                                    568.39        800.00       724.71
Total Premium                                          -             -            -

------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------




                                            MORGAN STANLEY AIRCRAFT FINANCE
                              Cumulative Performance to Date - March 15, 2000 to April 17, 2001

----------------------------------------------------------------------------------------------------------------------
                                                         All amounts in millions of       Dollar amounts expressed
                                                                 US dollars                    as a percentage of
                                                          unless otherwise stated         2000 Base Case Lease Rentals
----------------------------------------------------------------------------------------------------------------------
                                                             Cumulative to Date                 Cumulative to Date
                                                        Actual   Base Case  Variance     Actual    Base Case  Variance
----------------------------------------------------------------------------------------------------------------------
                  CASH COLLECTIONS
 [1]              Lease Rentals                           257.7     257.7          -       100.0%      100.0%      0.0%
 [2]                - Renegotiated Leases                   0.0         -        0.0         0.0%
 [3]                - Rental Resets                        (1.7)        -       (1.7)       -0.7%
                                                        --------------------------------------------------------------
 [4] S [1]..[3]   Contracted Lease Rentals                256.0     257.7       (1.7)       99.3%      100.0%      0.0%

 [5]              Movement in Current Arrears Balance      (2.4)        -       (2.4)       -0.9%        0.0%     -0.9%

                  less Net Stress-related Costs
 [6]                - Bad Debts                            (4.1)                            -1.6%
 [7]                - Security Deposits Drawn Down          2.3                              0.9%
 [8]                - Restructured Arrears                    -                              0.0%
 [9]                - AOG                                  (8.6)                            -3.3%
[10]                - Other Leasing Income                 10.5                              4.1%
[11]                - Repossession Costs                   (0.7)                            -0.3%
----------------------------------------------------------------------------------------------------------------------
[12] S [6]..[11]  sub-total                                (0.4)    (11.6)      11.2        -0.2%       -4.5%      4.3%

[13] [4]+[5]+[12] Net Lease Rentals                       253.1     246.1        7.0        98.2%       95.5%      2.7%
[14]              Interest Earned                           4.6       3.1        1.4         1.8%        1.2%      0.6%
                  Maintenance Receipts                     28.8         -       28.8        11.2%        0.0%     11.2%
                  Maintenance Payments                    (33.9)        -      (33.9)      -13.2%        0.0%    -13.2%
                                                        --------------------------------------------------------------
[15]              Net Maintenance                          (5.1)        -       (5.1)       -2.0%        0.0%     -2.0%
[16] S [13]..[15] Total Cash Collections                  252.6     249.2        3.4        98.0%       96.7%      1.3%
----------------------------------------------------------------------------------------------------------------------

                  CASH EXPENSES
                  Aircraft Operating Expenses
[17]                - Insurance                            (1.3)                            -0.5%
[18]                - Re-leasing and other overheads       (1.1)                            -0.4%
                                                        --------------------------------------------------------------
[19]   [17]+[18]  sub-total                                (2.3)     (2.1)      (0.3)       -0.9%       -0.8%     -0.1%

                  SG&A Expenses
                  Aircraft Servicer Fees
                    - Base Fee                             (3.2)     (3.2)       0.0        -1.2%       -1.2%      0.0%
                    - Rent Collected Fee                   (3.1)     (3.1)      (0.0)       -1.2%       -1.2%      0.0%
                    - Rent Contracted Fee                  (2.4)     (2.6)       0.1        -1.0%       -1.0%      0.0%
                    - Incentive Fee                           -         -          -         0.0%        0.0%      0.0%
                                                        --------------------------------------------------------------
[20]              sub-total                                (8.8)     (8.9)       0.1        -3.4%       -3.4%      0.1%

                  Other Servicer Fees
                  Cabot                                    (1.2)     (1.2)       0.0        -0.5%       -0.5%      0.0%
                  Other Service Providers                  (1.6)     (0.8)      (0.8)       -0.6%       -0.3%     -0.3%
                                                        --------------------------------------------------------------
[21]              sub-total                                (2.8)     (2.0)      (0.7)       -1.1%       -0.8%     -0.3%

[22] S [19]..[21] Total Cash Expenses                     (13.9)    (13.0)      (0.9)       -5.4%       -5.0%     -0.4%

----------------------------------------------------------------------------------------------------------------------
                  NET CASH COLLECTIONS
[23]   [16]       Total Cash Collections                  252.6     249.2        3.4        98.0%       96.7%      1.3%
[24]   [22]       Total Cash Expenses                     (13.9)    (13.0)      (0.9)       -5.4%       -5.0%     -0.4%
[25]              Drawings from Expense Account            39.4         -       39.4        15.3%        0.0%     15.3%
[26]              Transfer to Expense Account             (41.6)        -      (41.6)      -16.1%        0.0%    -16.1%
[27]              Interest Payments                      (138.7)   (132.8)      (5.9)      -53.8%      -51.6%     -2.3%
[28]              Swap Payments                            (6.7)    (11.5)       4.8        -2.6%       -4.5%      1.9%
[29]              Exceptional Items                           -         -          -         0.0%        0.0%      0.0%
                                                        --------------------------------------------------------------
[30] S [23]..[29] TOTAL                                    91.2      91.9       (0.7)       35.4%       35.7%     -0.3%
                                                        ==============================================================
======================================================================================================================

[31]              PRINCIPAL PAYMENTS
                  subclass A2                              23.7      24.2       (0.5)        9.2%        9.4%     -0.2%
                  subclass A3                                 -         -          -         0.0%        0.0%      0.0%
                  subclass A4                                 -         -          -         0.0%        0.0%      0.0%
                  subclass A5                              58.8      59.1       (0.2)       22.8%       22.9%     -0.1%
                  subclass B1                               7.4       7.4          -         2.9%        2.9%      0.0%
                  subclass B2                               0.0       0.0          -         0.0%        0.0%      0.0%
                  subclass C1                               1.2       1.2          -         0.4%        0.4%      0.0%
                  subclass C2                                 -         -          -         0.0%        0.0%      0.0%
                  subclass D1                               0.1       0.1          -         0.0%        0.0%      0.0%
                                                        --------------------------------------------------------------
               Total                                       91.2      91.9       (0.7)       35.4%       35.7%     -0.3%
                                                        ==============================================================
======================================================================================================================


                  Debt Balances
                  subclass A2                             201.0     200.5       (0.5)
                  subclass A3                             580.0     580.0          -
                  subclass A4                             200.0     200.0          -
                  subclass A5                             341.2     340.9       (0.2)
                  subclass B1                              82.3      82.3          -
                  subclass B2                              75.0      75.0          -
                  subclass C1                              98.7      98.7          -
                  subclass C2                              55.0      55.0          -
                  subclass D1                             109.9     109.9          -
                                                        ----------------------------
                  TOTAL                                 1,743.1   1,742.3       (0.7)
                                                        ============================
------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
     Note:             Report Line Name                                             Description

------------------------------------------------------------------------------------------------------------------------------------
                  CASH COLLECTIONS
 [1]              Lease Rentals                        Assumptions per the March 2000 Prospectus, the "2000 Base Case".
 [2]                - Renegotiated Leases              Loss in rental revenue caused by a lessee negotiating a reduction in the lease rental.
 [3]                - Rental Resets                    Loss in rental when new lease rates are lower than those assumed in the
                                                        2000 Base Case.
 [4] S [1]..[3]   Contracted Lease Rentals             Current Contracted Lease Rentals less adjustments for renegotiated leases and rental resets.
 [5]              Movement in Current Arrears Balance  Current Contracted Lease Rentals not received as at the latest Calculation
                                                        Date, excluding Bad Debts.
                  less Net Stress-related Costs
 [6]                - Bad Debts                        Rental Arrears owed by lessees who have defaulted and which are deemed irrecoverable.
 [7]                - Security Deposits Drawn Down     Amounts drawn down from Security Deposits to offset arrears or Bad Debts.
 [8]                - Restructured Arrears             Current Arrears that have been capitalized and restructured into a note payable.
 [9]                - AOG                              Base Case lease rental lost when an aircraft is off-lease and non-revenue earning.
[10]                - Other Leasing Income             Includes lease termination payments, rental guarantees and late payments charges.
[11]                - Repossession Costs               Legal and technical costs incurred as a result of repossessing an aircraft.
[12] S [6]..[11]  sub-total

[13][4]+[5]+[12]  Net Lease Rentals                    Contracted Lease Rentals less Movement in Current Arrears Balance and Net
                                                        Stress related costs

[14]              Interest Earned                      Interest earned on monthly cash balances held in Collection and Expense
                                                        Accounts.

[15]              Net Maintenance                      Maintenance Revenue Reserve received less any reimbursements paid to lessees.

[16] S [14]..[16] Total Cash Collections               Net Lease Rentals + Interest Earned + Net Maintenance
------------------------------------------------------------------------------------------------------------------------------------

                  CASH EXPENSES
                  Aircraft Operating Expenses          All operational costs related to the leasing of aircraft.
[17]               - Insurance                         Premium for contingent insurance policies.
[18]               - Re-leasing and other overheads    Miscellaneous re-delivery and leasing costs associated with re-leasing events.
[19] [17]+[18]    sub-total

                  SG&A Expenses                        All fees paid to the Aircraft Servicer and to other service providers.
[20]              Aircraft Servicer Fees               Monthly and annual fees paid to the Aircraft Servicer, ILFC.
                   - Base Fee                          Fixed amount per month per aircraft and changes only as aircraft are acquired or sold.
                   - Rent Collected Fee                Amount equal to approximately 1.25% of rentals received during the previous calendar month.
                   - Rent Contracted Fee               Amount equal to 1.00% of rentals contracted in the current calendar month.
                   - Incentive Fee                     Annual fee paid to Servicer for performance above an annually agreed target.

[21]              Other Servicer Fees                  Fees paid to other service providers including the Administrative Agent,
                                                        Financial Advisor and Independent Trustees

[22] S [19]..[21] Total Cash Expenses                  Aircraft Operating Expenses + SG&A Expenses

------------------------------------------------------------------------------------------------------------------------------------
                  NET CASH COLLECTIONS
[23]  [16]        Total Cash Collections               as per line 17 above.
[24]  [22]        Total Cash Expenses                  as per line 24 above.
[25]              Drawings from Expense Account        Cash drawn from the Expense Account and used to pay for expenses during the period.
[26]              Transfer to Expense Account          Cash set aside in the Expense Account to pay for future expected expense obligations.
[27]              Interest Payments                    Interest Payments to Noteholders on all outstanding debt.
[28]              Swap Payments                        Net Swap Payments (paid) / received.
[29]              Exceptional Items                    Cash flows that occur infrequently and are outside the normal business activities of MSAF Group.
[30] S [24]..[29] TOTAL
------------------------------------------------------------------------------------------------------------------------------------
[31]              PRINCIPAL PAYMENTS                   Principal Payments to Noteholders.
------------------------------------------------------------------------------------------------------------------------------------




                                                  MORGAN STANLEY AIRCRAFT FINANCE
                                  Cumulative Performance to Date - March 15, 2000 to April 17, 2001
                                    all amounts in millions of US dollars unless otherwise stated

------------------------------------------------------------------------------------------------------------------------------------
                                                       Actual             2000 Base Case            Variance
       Source of Funds
       Net Cash Collections                              91.2                  91.9                    (0.7)
       Add Back Interest                                138.7                 132.8                     5.9
       Add Back Swap Payments                             6.7                  11.5                    (4.8)
                                                       ------                ------                   -----
  a                                                     236.6                 236.2                     0.4
                                                       ------                ------                   -----

       Application of Funds
  b    Swap Payments                                      6.7                  11.5                    (4.8)
  c    Class A Interest                                 102.5                  97.2                     5.3
  d    Class A Minimum                                    5.8                   4.8                     1.0
  e    Class B Interest                                  12.7                  12.1                     0.6
  f    Class B Minimum                                    4.3                   4.3                       -
  g    Class C Interest                                  13.1                  13.1                       -
  h    Class C Minimum                                      -                     -                       -
  I    Class D Interest                                  10.4                  10.4                       -
  j    Class D Minimum                                      -                     -                       -
  k    Class A Scheduled                                  0.8                   0.2                     0.6
  l    Class B Scheduled                                  3.1                   3.1                       -
  m    Class C Scheduled                                  1.1                   1.1                       -
  n    Class D Scheduled                                  0.1                   0.1                       -
  o    Permitted Aircraft Modifications                     -                     -                       -
  p    Class A Supplemental                              76.0                  78.3                    (2.3)
                                                       ------                ------                   -----
                                                        236.6                 236.2                     0.4
                                                       ------                ------                   -----
------------------------------------------------------------------------------------------------------------------------------------
 [1]   Interest Coverage Ratio
       Class A                                           2.17                  2.17  = a/(b+c)
       Class B                                           1.85                  1.88  = a/(b+c+d+e)
       Class C                                           1.63                  1.65  = a/(b+c+d+e+f+g)
       Class D                                           1.52                  1.54  = a/(b+c+d+e+f+g+h+i)

 [2]   Debt Coverage Ratio
       Class A                                           1.51                  1.54  = a/(b+c+d+e+f+g+h+i+j+k)
       Class B                                           1.48                  1.51  = a/(b+c+d+e+f+g+h+i+j+k+l)
       Class C                                           1.47                  1.50  = a/(b+c+d+e+f+g+h+i+j+k+l+m)
       Class D                                           1.47                  1.50  = a/(b+c+d+e+f+g+h+i+j+k+l+m+n)
------------------------------------------------------------------------------------------------------------------------------------

       Loan-to-Value Ratios      2000 Base Case          Actual             2000 Base Case
                                    15-Mar-00          17-Apr-01             17-Apr-01
                              ----------------------------------------------------------------
 [3]   Assumed Portfolio Value    2,049.1                                   1,955.4

 [4]   Adjusted Portfolio Value                       1,865.9

       Liquidity Reserve Amount
         - Cash                      30.0                30.0                  30.0
         - Accrued Expenses           6.0                 7.9                   7.9
         - Security Deposits          7.1                19.3                  19.3
                                 --------            --------              --------
       subtotal cash                 43.1                57.2                  57.2
         - Letters of Credit         82.1                70.6                  70.6
                                 --------            --------              --------
       Total Liquidity Reserve      125.2               127.8                 127.8

 [5]   Total Asset Value          2,174.3             1,993.7               2,083.2

       Note Balance
       Class A                    1,404.7   64.6%     1,322.1     66.3%     1,321.4      63.4%
       Class B                      164.7   72.2%       157.3     74.2%       157.3      71.0%
       Class C                      154.9   79.3%       153.7     81.9%       153.7      78.4%
       Class D                      110.0   84.4%       109.9     87.4%       109.9      83.6%
                                 --------            --------              --------
       Total                      1,834.3             1,743.1               1,742.3

------------------------------------------------------------------------------------------------------------------------------------

[1] Interest Coverage Ratio is equal to Net Cash Collections, before interest and swap payments, expressed as a ratio of the swap costs and interest payable on each subclass of Notes plus the interest and minimum principal payments payable on each subclass of Notes that rank senior in priority of payment to the relevant subclass of Notes.

[2] Debt Coverage Ratio is equal to Net Cash Collections before interest and swap payments, expressed as a ratio of the interest and minimum and scheduled principal payments payable on each subclass of Notes plus the interest and minimum and scheduled principal payments payable on each subclass of Notes that ranks equally with or senior to the relevant subclass of Notes in the priority of payments.

[3] Assumed Portfolio Value represents the Initial Appraised Value of each aircraft in the Portfolio multiplied by the Depreciation Factor at Calculation date divided by the Depreciation Factor at Closing date.

[4] Adjusted Portfolio Value represents the Base Value of each aircraft in the Portfolio as determined by the most recent Appraisal multiplied by the Depreciation Factor at Calculation date divided by the Depreciation Factor at Closing date. The lower of the Assumed Portfolio Value or 105% of the Adjusted Portfolio Value is used to calculate the principal repayment amounts to Noteholders.

[5] Total Asset Value is equal to Total Portfolio Value plus Liquidity Reserve Amount.

                        MORGAN STANLEY AIRCRAFT FINANCE

         Cash Analysis of Financial Condition and Results of Operations

             Three Month Period from December 2000 to February 2001

                                    CONTENTS

I        Background and General Information

II Comparison of Actual Cash Flows versus the 2000 Base Case for the Three Month Period from December 2000 to February 2001

III      Other Financial Data

IV       Recent Developments

V        Appendices

I        BACKGROUND AND GENERAL INFORMATION

Morgan Stanley Aircraft Finance ("MSAF"), a Delaware business trust, is a special purpose vehicle which owns aircraft subject to operating leases. Under the terms of its Indenture, MSAF may acquire additional aircraft and sell aircraft from the fleet. Any acquisition of additional aircraft will be subject to certain confirmations with respect to the Notes from rating agencies and compliance with certain operating covenants of MSAF as set out in the Indenture.

Initial Portfolio
On March 3, 1998, MSAF issued $1,050 million of Notes in connection with its acquisition of 33 aircraft plus an engine with a total appraised value as of September 30, 1997 of $1,115.5 million from International Lease Finance Corporation ("ILFC"). All but one of the 33 aircraft were acquired by MSAF with an appraised value of $1,086.9 million as of September 30, 1997.

New Issuance
On March 15, 2000, MSAF refinanced the A-1 subclass Notes of $400 million as part of a total issuance of $1,310 million of New Notes in five subclasses (A-3, A-4, A-5, B-2 and C-2). In addition to the refinancing of the A-1 subclass, the New Notes were issued in association with MSAF's acquisition of 29 aircraft with a total appraised value of $1,047.8 million as of November 30, 1999 from a subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW"). MSDW acquired two aircraft from an affiliate of GE Capital Corporation on March 19, 1999 and 27 aircraft from ILFC on August 6, 1999.

Combined Portfolio
As a result of the March 2000 acquisition, the overall size of MSAF's combined aircraft fleet is now 61 aircraft plus an engine with a total appraised value of $1,911.2 million as of September 30, 2000. As of April 1, 2001, MSAF had 59 lease contracts in effect with 41 lessees based in 27 countries and three aircraft were off-lease as shown in Appendix A.

Management Discussion and Analysis
The discussion and analysis that follows in Section II and III is based on the results of MSAF and its subsidiaries as a single entity (collectively the "MSAF group") for the First Quarter 2001 and relates to the combined portfolio of 61 aircraft plus an engine.

For the purposes of this report, the "First Quarter 2001", discussed in Section II shall comprise information from the monthly cash reports dated December 15, 2000 to February 15, 2001. The financial data in this section includes cash receipts from November 10, 2000 (first day of the Collection Period for the December 2000 Report) up to February 9, 2001 (last day of the Collection Period for the February 2001 Report). It also includes payments made by MSAF group between November 16, 2000 and up to February 15, 2001 (the Note Payment Date for the February 2001 Report).

MSAF group's cash receipts and disbursements are determined, in part, by the overall economic condition of the operating leasing market. The operating leasing market, in turn, is affected by various cyclical factors including the level and volatility of interest rates, the availability of credit, fuel costs and general and regional economic conditions affecting lessee operations and trading. Other factors to consider are manufacturer production levels, passenger demand, retirement and obsolescence of aircraft models, manufacturers exiting or entering the market or ceasing to produce aircraft types or re-introduction into service of aircraft previously in storage. In addition, state regulations and air traffic control infrastructure constraints, such as limitations on the number of landing slots, can also impact the operating leasing market.

MSAF group's ability to compete against other lessors is determined, in part,
(1) by the composition of its fleet in terms of mix, relative age and popularity of aircraft type (2) operating restrictions imposed by the Indenture and (3) the ability of other lessors, who may possess substantially greater financial resources, to offer leases on more favorable terms than MSAF group.

II COMPARISON OF ACTUAL CASH FLOWS VERSUS THE 2000 BASE CASE FOR THE THREE MONTH PERIOD FROM DECEMBER 2000 TO FEBRUARY 2001

The March 8, 2000 Offering Memorandum and the October 31, 2000 Prospectus for the New Notes contain assumptions in respect of MSAF group's future cash flows and cash expenses (the "2000 Base Case"). For the purpose of this report, "Net Cash Collections" is defined as Total Cash Collections less Total Cash Expenses, Drawings from and Transfers to Expense Account, Interest Payments, Swap Payments and Exceptional Items. A discussion of the Cash Collections, Cash Expenses, Drawings from and Transfers to Expense Account, Interest Payments, Swap Payments, Exceptional Items and Principal Payments is given below and should be read in conjunction with the analysis in Appendix B.

CASH COLLECTIONS

"Total Cash Collections" includes Net Lease Rentals (Contracted Lease Rentals plus Movement in Current Arrears Balance less Net Stress-related Costs), Interest Earned, and Net Maintenance.

                                        Actual      Base Case     Variance
                                         $ MM          $ MM         $ MM
Lease Rentals                             57.4          57.4           -
      - Renegotiated Leases                  -             -            -
      - Rental Resets                     (0.9)            -         (0.9)
                                        --------------------------------------
Contracted Lease Rentals                  56.5          57.4         (0.9)

Movement in Current Arrears Balance       (4.0)            -         (4.0)
Net Stress-related Costs                  (1.0)         (2.6)         1.6
                                        --------------------------------------
Net Lease Rentals                         51.5          54.8         (3.3)

Interest Earned                            1.2           0.9          0.3
Net Maintenance                           (1.6)            -         (1.6)
                                        --------------------------------------
Total Cash Collections                    51.1          55.7        (4.6)
                                        --------------------------------------

In the First Quarter 2001, MSAF group generated approximately $51.1 million in Total Cash Collections, $4.6 million less than assumed in the 2000 Base Case. This difference is due to a combination of the factors set out below (the numbers in brackets refer to the line item number shown in Appendix B).

[2]  Renegotiated Leases
     Renegotiated Leases refers to the loss in rental revenue caused by a lessee negotiating a reduction in the lease rental. Typically, this can be a permanent reduction over the remaining lease term in exchange for other contractual concessions. No lease was renegotiated during the First Quarter 2001.

[3]  Rental Resets
     Rental Resets is a measure of the loss in rental revenue when new lease rates are lower than those assumed in the 2000 Base Case. In the First Quarter 2001, one lease was signed with Region Air, a carrier in the Pacific region, for rental rates lower than the 2000 Base Case assumptions for this aircraft. The new lease terms, coupled with a lease extended on a power by hour basis in the prior fiscal year, resulted in lost rental of $0.9 million for the First Quarter 2001. See "Recent Developments" for a discussion of the current re-marketing task as of April 1, 2001.

[4]  Contracted Lease Rentals
     Contracted Lease Rentals represents the current contracted lease rental rollout which equates to the 2000 Base Case Lease Rentals less adjustments for Renegotiated Leases and Rental Resets. For the First Quarter 2001, Contracted Lease Rentals were $56.5 million, $0.9 million lower than assumed in the 2000 Base Case.

[5]  Movement in Current Arrears Balance
     Current Arrears refers to the total Contracted Lease Rentals outstanding from current lessees at a given date and excludes any amounts classified as Bad Debts. Movement in Current Arrears Balance measures the difference in arrears balances between the end of the Fourth Quarter 2000 and February 15, 2001. Actual Current Arrears as of February 15, 2001 were $4.7 million, an increase of $4.0 million from the end of the Fourth Quarter 2000 (payment date November 15, 2000).

                                                                                          --------------
     Aircraft Type        Country          Current         Current        Movement in       Security
                                           Arrears         Arrears      Current Arrears   Deposits Held
                                           11/15/00        2/15/01            $ MM            $ MM
                                             $ MM            $ MM
     A321-100             Turkey             0.7             1.7              1.0              0.7
     B737-400             Spain               -              0.3              0.3              0.5
     B747-300             Iceland             -              0.4              0.4              0.5
     B757-200ER           U.S.A.              -              1.0              1.0              0.6
     B757-200ER           U.S.A.              -              0.4              0.4              0.9
     MD-82                U.S.A.              -              0.4              0.4              0.5
     MD-83                U.S.A.              -              0.2              0.2              0.3
     MD-83                U.S.A.              -              0.3              0.3              0.3
                                        ----------------------------------------------------------------
     Total                                   0.7             4.7              4.0              4.3
                                        ----------------------------------------------------------------

     As at February 15, 2001, five lessees were in arrears, owing $4.7 million, against which MSAF group held security deposits of $4.3 million. See "Recent Developments" for a discussion of the total current arrears as of April 1, 2001.

     Net Stress-related Costs
     Net Stress-related Costs is a combination of all the factors which can cause actual lease rentals received to differ from the Contracted Lease Rentals. The 2000 Base Case assumes Net Stress-related Costs equal to 4.5% of the 2000 Base Case Lease Rentals.

                                        Actual      Base Case    Variance
                                         $ MM         $ MM         $ MM
     Bad Debts                             -
     Security Deposits Drawn Down        0.6
     Restructured Arrears                  -
     AOG
                                        (2.7)
     Other Leasing Income                1.2
     Repossession Costs
                                        (0.1)
                                      -----------------------------------------
     Net Stress-related Costs           (1.0)         (2.6)         1.6
                                      -----------------------------------------

     For the First Quarter 2001, Net Stress-related Costs amounted to $1.0 million, $1.6 million less than the 2000 Base Case assumptions. A detailed analysis of Net Stress-related Costs is provided below in line items [6] to [11].

[6]  Bad Debts and [7] Security Deposits Drawn Down
     Bad Debts refers to rental arrears owed by lessees who have defaulted and which are deemed irrecoverable. These arrears are partially offset by the draw down of security deposits held and amounts subsequently recovered from the defaulted lessees. In the First Quarter 2001, the security deposit against one lessee was drawn down.

     In January 2000, TransAer, a lessee based in Ireland, restructured rental and maintenance arrears for two A320-200 aircraft into a note payable of $1.4 million. The terms of the restructuring agreement were that amounts totaling $1.4 million would be repaid during June, July and August 2000. None of these restructured arrears were paid. In October 2000, TransAer filed for bankruptcy, with total arrears outstanding of $1.6 million at that date. MSAF group drew down security deposits of $1.0 million against these arrears, $0.4 million in the Fourth Quarter 2000 and $0.6 million in the First Quarter 2001.

[8]  Restructured Arrears
     Restructured Arrears refers to current arrears that have been capitalized and restructured into a note payable, which is repaid over an agreed period. There were no losses from Restructured Arrears in the First Quarter 2001.

[9]  Aircraft on Ground ("AOG")
     AOG is defined as the Base Case Lease Rental lost when an aircraft is off-lease and non-revenue earning. The impact of AOG downtime amounted to lost rental of $2.7 million during the First Quarter 2001. This was in respect of four aircraft:

         AOG Analysis for the First Quarter 2001
                   Aircraft Type   Old Lessee       New Lessee            Termination       Lost Rental
                                                                          Type                 $ MM
          1        A310-300        B.R.A.           Region Air            Unscheduled           0.3
          2        A320-200        TransAer         Cyprus Airways        Unscheduled           0.8
          3        A320-200        TransAer         -                     Unscheduled           0.8
          4        B737-300        VASP             Signed LOI            Unscheduled           0.8
                                                                                          -----------------
                   Total                                                                        2.7
                                                                                          -----------------

       See "Recent Developments" for an analysis of AOG as of April 1, 2001.

[10]   Other Leasing Income
       Other Leasing Income consists of miscellaneous income received in connection with a lease other than contracted rentals, maintenance receipts and security deposits, such as early termination payments, default interest or payment for excess flight hours flown. In the First Quarter 2001, Other Leasing Income amounted to $1.2 million, mainly related to payments received in respect of excess cycles flown by five aircraft during the calendar year 2000.

[11]   Repossession Costs
       Repossession Costs consists of legal and aircraft technical costs incurred as a result of repossessing an aircraft. In the First Quarter 2001, Repossession Costs amounted to $0.1 million, which primarily related to consultancy and legal fees incurred during the repossession of the two A320-200 aircraft previously on lease to TransAer and the B737-300 previously on lease to VASP.

[13]   Net Lease Rentals
       Net Lease Rentals is Contracted Lease Rentals plus the Movement in Current Arrears Balance less Net Stress-related Costs. In the First Quarter 2001, Net Lease Rentals amounted to $51.5 million, $3.3 million less than assumed in the 2000 Base Case. The variance was primarily attributable to the large increase in the Current Arrears Balance, which is discussed above in line item [5].

[14]   Interest Earned
       Interest Earned relates to interest received on cash balances held in the Collection and Expense Accounts. Cash held in the Collection Account in the First Quarter 2001 consisted of the cash liquidity reserve amount of $30.0 million, lessee security deposits of $19.2 million, plus the intra-month cash balances for all the rentals and maintenance payments collected prior to the monthly payment date. The Expense Account contains cash set aside to pay for expenses which are expected to be payable over the next three months. The average interest rate for the First Quarter 2001 was 6.21%, versus the interest rate of 5.77% assumed in the 2000 Base Case. In the First Quarter 2001, Interest Earned amounted to $1.2 million, $0.3 million more than assumed in the 2000 Base Case. The difference was due primarily to a higher interest rate during the First Quarter 2001.

[15]  Net Maintenance
      Net Maintenance refers to maintenance receipts less any maintenance reimbursements paid to lessees. In the First Quarter 2001, actual maintenance receipts amounted to $6.2 million while maintenance expenditure amounted to $7.8 million, generating negative Net Maintenance of $1.6 million.

      Maintenance expenditure included the
          o airframe D-check and overhaul of both engines of an A310-300 aircraft repossessed from B.R.A. costing $6.0 million
          o airframe C-check of a B737-300 aircraft repossessed from VASP costing $0.9 million
          o reimbursement from engine reserves of $0.4 million in respect of a B737-300F aircraft

          o preliminary payment of $0.3 million to a maintenance facility for work to be carried out on an A320-200 aircraft previously on lease to TransAer

      The 2000 Base Case makes no assumptions for Net Maintenance as it assumes that, over time, maintenance receipts will equal maintenance expenditure. However, it is unlikely that in any particular Note Payment Period, maintenance receipts will exactly equal maintenance expenditure.


CASH EXPENSES

"Total Cash Expenses" includes Aircraft Operating Expenses and SG&A Expenses. In the First Quarter 2001, Total Cash Expenses were $3.3 million, $0.4 million greater than assumed in the 2000 Base Case, which assumes these costs to be 5.0% of the 2000 Base Case Lease Rentals.

                                   Actual           Base Case         Variance
                                    $ MM              $ MM              $ MM
Aircraft Operating Expenses         (1.0)             (0.5)             (0.5)
SG&A Expenses                       (2.3)             (2.4)              0.1
                                 -----------------------------------------------
Total Cash Expenses                 (3.3)             (2.9)             (0.4)
                                 -----------------------------------------------


Aircraft Operating Expenses

Aircraft Operating Expenses includes all operational costs related to the leasing of an aircraft including costs of insurance, re-leasing and other overhead costs. In the First Quarter 2001, Aircraft Operating Expenses amounted to $1.0 million, $0.5 million greater than the 2000 Base Case, which assumes these costs to be 0.8% of the 2000 Base Case Lease Rentals. The variance is discussed below in line items [17] to [18].

[17]   Insurance
       Insurance costs of $0.4 million were incurred in the First Quarter 2001 and related to the payment of an additional premium in respect of an A320-200 previously on lease to TransAer.

[18]   Re-leasing and other overhead costs
       Re-leasing and other overhead costs consists of miscellaneous re-delivery and leasing costs associated with re-leasing events. In the First Quarter 2001 these costs amounted to $0.6 million.

SG&A Expenses

SG&A Expenses relates to fees paid to the Aircraft Servicer and to other service providers. In the First Quarter 2001, SG&A Expenses were $2.3 million, slightly less than assumed in the 2000 Base Case. The variance is described below in line items [20] and [21].

[20]   Aircraft Servicer Fees
       Aircraft Servicer Fees is defined as amounts paid to the Aircraft Servicer, ILFC, in accordance with the terms of the Servicing Agreement.
       In the First Quarter 2001, the total Aircraft Servicer Fees paid was $1.8 million, $0.2 million lower than assumed in the 2000 Base Case.

                                     Actual         Base Case      Variance
                                      $ MM             $ MM         $ MM
       Base Fee                       (0.7)            (0.7)          -
       Rent Collected Fee             (0.6)            (0.7)         0.1
       Rent Contracted Fee            (0.5)            (0.6)         0.1
       Incentive Fee 2000/2001 *         -                -           -
                                     -------------------------------------------
       Aircraft Servicer Fees         (1.8)            (2.0)          0.2
                                     -------------------------------------------
        *For financial year ended November 30, 2001

        The Base Fee is a fixed amount per month per aircraft and changes only as aircraft are acquired or sold. The Rent Contracted Fee is equal to 1% of all rentals contracted in the current calendar month. The Rent Collected Fee is equal to approximately 1.25% of all rentals received during the previous calendar month. The Incentive Fee applies to the Initial Portfolio only and is set at 10% of all cash flow received above a targeted annual amount set in the Operating Budget at the beginning of each financial year. No Incentive Fee was payable to ILFC in the First Quarter 2001 for the financial year ended November 2001.

[21]    Other Servicer Fees
        Other Servicer Fees relates to fees and expenses paid to other service providers including the Administrative Agent, Financial Advisor, legal advisors, accountants and Independent Trustees. In the First Quarter 2001, Other Servicer Fees amounted to $0.5 million, $0.1 million greater than assumed in the 2000 Base Case.


NET CASH COLLECTIONS

"Net Cash Collections" equals Total Cash Collections less Total Cash Expenses, Drawings from and Transfers to Expense Account, Interest Payments, Swap Payments and Exceptional Items.

                                    Actual        Base Case       Variance
                                    $ MM             $ MM            $ MM
Total Cash Collections               51.1            55.7           (4.6)
Total Cash Expenses                  (3.3)           (2.9)          (0.4)
Drawings from Expense Account         9.2               -            9.2
Transfers to Expense Account         (7.3)              -           (7.3)
Interest Payments                   (32.1)          (30.5)          (1.6)
Swap Payments                        (1.3)           (2.6)           1.3
Exceptional Items                       -               -              -
                                  ------------------------------------------
Net Cash Collections                 16.3            19.7           (3.4)
                                  ------------------------------------------

[23]    Total Cash Collections
        As discussed in line items [2] to [15], MSAF group generated approximately $51.1 million in Total Cash Collections, $4.6 million less than assumed in the 2000 Base Case.

[24]    Total Cash Expenses
        As discussed in line items [17] to [21], MSAF group incurred approximately $3.3 million in Total Cash Expenses, $0.4 million higher than assumed in the 2000 Base Case.

[25]    Drawings from Expense Account
        The Expense Account contains cash set aside each month from current cash collections to pay for expenses which are expected to be payable over the next three months. The Administrative Agent determines the level of cash set aside each month. In the First Quarter 2001, $9.2 million was drawn from the Expense account to pay expenses incurred and which were payable during the period. The 2000 Base Case makes no assumption as to the level of these Drawings.

[26]    Transfers to Expense Account
        Transfers to the Expense Account represents the level of cash set aside each month to pay for expenses which are expected to be payable over the next three months. In the First Quarter 2001, $7.3 million was transferred to the Expense Account. As at February 15, 2001, the closing balance on the Expense Account was $9.0 million, which will be used to fund future cash expenses, primarily maintenance reimbursements.

[27]    Interest Payments and [28] Swap Payments
        In the First Quarter 2001, Interest Payments to Noteholders amounted to $32.1 million. This is $1.6 million higher than the 2000 Base Case, which assumes Interest Payments for the First Quarter 2001 to be $30.5 million. The higher Interest Payments are due to a higher than assumed average LIBOR. The average LIBOR for the First Quarter 2001 was 6.40% versus an assumed LIBOR of 5.97%.

        The higher Interest Payments were partially offset by a reduction in the amount of Swap Payments. MSAF group paid $1.3 million in Swap Payments, $1.3 million less than assumed in the 2000 Base Case.

 [29]   Exceptional Items
        Exceptional Items refers to cash flows that occur infrequently and are outside the normal business activities of MSAF group. There were no exceptional cash flows in the First Quarter 2001.

 [31]   Principal Payments
        In the First Quarter 2001, total Principal Payments to Noteholders amounted to $16.3 million, $3.4 million less than assumed in the 2000 Base Case, reflecting the lower Net Cash Collections available during this period.

III     OTHER FINANCIAL DATA

        Details of interest and debt coverage ratios and Loan-to-Value ratios (LTV's) as of February 15, 2001 are shown in Appendix D.

        Cash
        Cash held at February 15, 2001 was $58.2 million. This included $30.0 million representing the cash portion of the Liquidity Reserve Amount at that time. This is a source of liquidity for, among other things, maintenance obligations, operating expenses and contingent liabilities. The balance consisted of $19.2 million in lessee security deposits and $9.0 million in accrued expenses held in the Expense Account in respect of future cash expenses.

        In addition to the $58.2 million cash balance held at February 15, 2001, the Liquidity Reserve Amount also contained credit and liquidity facilities provided by MSDW and ILFC aggregating to $70.8 million. Neither of these facilities was drawn upon in the First Quarter 2001.

        Aircraft Values
        Under the terms of the Indenture, MSAF group is required to obtain new appraisals of the Base Value of each aircraft from a minimum of three independent appraisers each year. The annual appraisal must be delivered to the Indenture Trustee no later than October 31 of each year. The aircraft appraisals delivered to the Indenture Trustee on October 31, 2000 are shown in Appendix A.

        A-D Note Balance
        As at February 15, 2001, the aggregate amount of Class A-D Notes outstanding was $1,756.1 million. This is $1.0 million ahead of the 2000 Base Case, which assumes the aggregate amount of Class A-D Notes outstanding to be $1,757.1 million.

IV      RECENT DEVELOPMENTS

        The following discussion refers to information pertaining to the combined portfolio of 61 aircraft plus an engine which were owned by MSAF group as of April 1, 2001.

        Re-marketing Task for Combined Portfolio
        As of April 1, 2001, the total near-term re-marketing task for the combined portfolio was 18 aircraft, of which 3 relate to aircraft off-lease and 15 relate to leases scheduled to expire before November 30, 2002.

        Of the three aircraft off-lease, two are subject to non-binding letters of intent, one A321-100 and one B737-300. The third aircraft, an A320-200, which was previously on lease to TransAer, is currently undergoing maintenance work.

        Of the fifteen leases scheduled to expire before November 30, 2002, four are subject to non-binding letters of intent. The other leases are not yet subject to non-binding letters of intent, but the Servicer is currently negotiating lease extensions with three of the current lessees.

        Summary                                                            No. of Aircraft
        No. of Aircraft Assets subject to Lease Agreements                         59
        No. of Aircraft Assets off-lease                                            3
                                                                          --------------------
        Total No. of Aircraft Assets                                               62
                                                                          --------------------

        No. of Aircraft Assets off-lease                                            3
        No. of Leases scheduled to expire before Nov 30, 2001                       5
        No. of Leases scheduled to expire in the year to Nov 30, 2002              10
                                                                          --------------------
        Equals  Total Near-term re-marketing task                                  18
                                                                          --------------------
        Of which LOI's signed                                                       6
                                                                          --------------------


         Re-marketing Task: By Number of Aircraft
         ---------------------------------------------------------------------------------------------------
            Year Ending     2001        2002        2003        2004        2005       > 2006      Total
         ---------------------------------------------------------------------------------------------------
         A300                                                    1                       1           2
         ---------------------------------------------------------------------------------------------------
         A310                                        2                                   1           3
         ---------------------------------------------------------------------------------------------------
         A320                2o*                     2           1                       1           6
         ---------------------------------------------------------------------------------------------------
         A321                1o*                     1                                               2
         ---------------------------------------------------------------------------------------------------
         A330                            1                                                           1
         ---------------------------------------------------------------------------------------------------
         A340                                        1                                               1
         ---------------------------------------------------------------------------------------------------
         B737                4o**        4**         5           4           2           1          20
         ---------------------------------------------------------------------------------------------------
         B747                            1           1                                               2
         ---------------------------------------------------------------------------------------------------
         B757                            2                                   4           2           8
         ---------------------------------------------------------------------------------------------------
         B767                            1           2           1           1           1           6
         ---------------------------------------------------------------------------------------------------
         F50                                         2                                               2
         ---------------------------------------------------------------------------------------------------
         F70                                                     3                                   3
         ---------------------------------------------------------------------------------------------------
         MD82                                                    1                                   1
         ---------------------------------------------------------------------------------------------------
         MD83                 1                      1                       1           1           4
         ---------------------------------------------------------------------------------------------------
         Engine                          1                                                           1
         ---------------------------------------------------------------------------------------------------
         Total                8         10          17          11           8           8          62
         ---------------------------------------------------------------------------------------------------
         * Includes aircraft currently subject to a non-binding letter of intent.
         o Includes aircraft currently off-lease.

         Re-marketing Task: By Appraised Value*
         ---------------------------------------------------------------------------------------------------
           Year ending      2001        2002        2003        2004        2005       > 2006      Total
         ---------------------------------------------------------------------------------------------------
         A300                                                  2.45%                   2.27%         4.72%
         ---------------------------------------------------------------------------------------------------
         A310                                      2.38%                               1.42%         3.80%
         ---------------------------------------------------------------------------------------------------
         A320              3.30%                   3.07%       1.53%                   1.47%         9.37%
         ---------------------------------------------------------------------------------------------------
         A321              2.04%                   2.02%                                             4.06%
         ---------------------------------------------------------------------------------------------------
         A330                          4.05%                                                         4.05%
         ---------------------------------------------------------------------------------------------------
         A340                                      4.77%                                             4.77%
         ---------------------------------------------------------------------------------------------------
         B737              4.16%       4.91%       6.52%       4.80%       1.58%       1.44%        23.41%
         ---------------------------------------------------------------------------------------------------
         B747                          4.72%       2.24%                                             6.96%
         ---------------------------------------------------------------------------------------------------
         B757                          3.50%                               7.30%       4.14%        14.94%
         ---------------------------------------------------------------------------------------------------
         B767                          2.96%       3.93%       2.98%       3.27%       3.32%        16.46%
         ---------------------------------------------------------------------------------------------------
         F50                                       0.60%                                             0.60%
         ---------------------------------------------------------------------------------------------------
         F70                                                   1.95%                                 1.94%
         ---------------------------------------------------------------------------------------------------
         MD82                                                  0.94%                                 0.94%
         ---------------------------------------------------------------------------------------------------
         MD83              0.87%                   0.92%                   0.91%       0.97%         3.67%
         ---------------------------------------------------------------------------------------------------
         Engine                        0.31%                                                         0.31%
         ---------------------------------------------------------------------------------------------------
         Total             10.37%      20.45%      26.44%      14.66%      13.05%      15.03%         100%
         ---------------------------------------------------------------------------------------------------
         *Appraised Value as of September 30, 2000

         As of April 1, 2001, 54 leases, representing 84.97% of the portfolio by appraised value as of September 30, 2000, were scheduled to expire before November 30, 2005. As of April 1, 2001, the average remaining term to lease expiry date, weighted by appraised value as of September 30, 2000 was 34 months. This would extend to 38 months if the six aircraft currently subject to non-binding letters of intent progressed to signed leases.

         Aircraft on Ground (AOG)
         As of April 1, 2001, there were three aircraft on the ground:

             AOG Analysis April 1, 2001
             Aircraft Type     Old Lessee     Status            Expected
                                                                Delivery Date
             A320-200          TransAer       Available         n/a
             A321-100          Air Alfa       Signed LOI        June 2001
             B737-300          VASP           Signed LOI        April 19, 2001

         The lease in respect of the A320-200 aircraft with TransAer was terminated in October 2000. TransAer had been operating this aircraft on wet lease to Libyan Arab Airlines, which detained the aircraft. MSAF group believes that Libyan Arab Airlines had no right to keep possession of the aircraft and an insurance claim for loss of the aircraft was submitted. On April 3, 2001, the aircraft was recovered and returned to MSAF group's possession by agents of the British insurers underwriting the insurance policies against which MSAF group had submitted its claim, under an arrangement to which MSAF group agreed after obtaining the U.S. Government's approval. The aircraft is currently in a maintenance facility in the United States for maintenance work necessary to re-lease it. MSAF group does not yet know how much such maintenance work will cost. MSAF group may incur further costs in relation to this matter, including with respect to the pending insurance claim. In addition, MSAF group has a claim in TransAer's pending bankruptcy proceedings for the unpaid arrears, but it is unclear how much, if any, of such arrears MSAF group will be able to recover. This aircraft represents 1.7% of the portfolio by appraised value as of September 30, 2000

         The A321-100 aircraft was repossessed from Air Alfa in March 2001. This aircraft, which is currently the subject of a non-binding letter of intent, represents approximately 2.0% of the portfolio by appraised value as of September 30, 2000.

         The B737-300 aircraft was repossessed from VASP in May 2000. The aircraft was recently deregistered from the Brazilian registry and is currently the subject of a non-binding letter of intent. This aircraft represents approximately 1.0% of the portfolio by appraised value as of September 30, 2000.


         Lessee Difficulties

         As of April 1, 2001, five lessees were in arrears. The five aircraft on lease to these lessees represented 8.3% of the portfolio by appraised value as of September 30, 2000. The total current arrears amount with respect to these five lessees was $3.2 million, of which $2.2 million related to rental payments and $1.0 million related to maintenance reserves. MSAF group held security deposits of $3.3 million against these arrears. The current arrears amount represented 1.3% of annual lease rental payments. The weighted average number of days past due of such arrears was 64 days.

         The categorization of countries into the geographical regions of Developed Markets, Emerging Markets and Other is determined using Morgan Stanley Capital International, Inc. ("MSCI") designations. A regional analysis of current arrears as of April 1, 2001 is shown below.

                                                  %      No. of     No. of    No. of    Current   Security
                         Region               Appraised  Countries  Aircraft  Lessees   Arrears   Deposit
                                                Value                                     $ MM      $ MM
         Developed       Europe                 1.2%         1         1         1         0.1       0.5
                         North America          2.6%         1         2         2         1.6       0.9
                         Pacific                  -          0         0         0         0.0       0.0
         Emerging        Europe and Middle        -          0         0         0         0.0       0.0
                         East
                         Asia                   2.3%         1         1         1         0.6       1.3
                         Latin America            -          0         0         0         0.0       0.0
         Other           Other                  2.2%         1         1         1         0.9       0.6
                                              -------------------------------------------------------------
                         Total Arrears          8.3%         4         5         5         3.2       3.3
                                              -------------------------------------------------------------

         As of April 1, 2001, 17 of MSAF group's aircraft were leased to 10 lessees domiciled in certain emerging market nations, including those located in Eastern Europe, Latin America and Asia. Due to the overall slowdown in the global economy it is possible that lessees in emerging markets may be adversely affected and experience payment difficulties.

         Europe (Developed)
         MSAF group currently leases 23.1% of the portfolio by appraised value as of

         September 30, 2000 in the Europe (Developed) region. One of the five lessees currently in arrears is based in this region.

         As of April 1, 2001, Air Europa, a lessee based in Spain, owed maintenance arrears of $0.1 million in respect of an aircraft against which MSAF group held a security deposit of $0.5 million. This aircraft, a B737-400, represents 1.2% of the portfolio by appraised value as of September 30, 2000.

         North America (Developed)
         MSAF group currently leases 15.4% of the portfolio by appraised value as of September 30, 2000 in the North America (Developed) region. Two of the five lessees currently in arrears are based in this region.

         As of April 1, 2001, TWA, a lessee based in the U.S.A., owed rental arrears of $0.2 million in respect of an MD-83 aircraft against which MSAF group held security deposits of $0.3 million. On January 10, 2001, TWA announced that it and certain of its subsidiaries had voluntarily filed petitions in the U.S. District Court in Wilmington, Delaware for relief under Chapter 11 of the U.S. Bankruptcy Code. TWA also announced that it had reached agreement with American Airlines, Inc. ("American"), in which American would acquire substantially all the assets of TWA. MSAF group currently has 4 aircraft on lease to TWA, or approximately 5.1% of the fleet by appraised value as of September 30, 2000. The four aircraft are one B757-200ER, two MD-83s and one MD-82. American has signed an agreement affirming its intention to continue the leases on all four aircraft but at lower rental rates to reflect the credit rating of American. In exchange for this reduction in rental rates, American has agreed to extend the current lease expiration date for all four aircraft. Pursuant to the agreement which has been signed with American, TWA will assign the leases on all four aircraft to a wholly owned American subsidiary called TWA Airlines, LLC, which will operate the aircraft.

         As of April 1, 2001, National Airlines, a lessee based in the U.S.A., owed arrears of $1.4 million, of which $1.2 million related to rental payments and $0.2 million related to maintenance reserves. MSAF group held a security deposit of $0.6 million against these arrears. MSAF group currently leases one B757-200ER to National Airlines, which represents 1.6% of the portfolio by appraised value as of September 30, 2000. On December 6, 2000, National Airlines announced that it had voluntarily filed petitions in the U.S. District Court in Wilmington, Delaware for relief under Chapter 11 of the U.S. Bankruptcy Code. MSAF group has agreed to continue leasing this aircraft to National Airlines on a weekly basis subject to National Airlines making weekly lease rental payments. National Airlines is currently exploring all opportunities to raise financing, but it is not yet clear whether the airline will raise the necessary financing to continue operations.

         Pacific (Developed)
         MSAF group currently leases 13.1% of the portfolio by appraised value as of September 30, 2000 in the Pacific (Developed) region. As of April 1, 2001, none of these lessees were in arrears.

         Europe and Middle East (Emerging)
         MSAF group currently leases 5.6% of the portfolio by appraised value as of September 30, 2000 in the Europe and Middle East (Emerging) region. As of April 1, 2001, none of these lessees were in arrears.

         Asia (Emerging)
         MSAF group currently leases 15.9% of the portfolio by appraised value as of September 30, 2000 in the Asia (Emerging) region. One of five lessees currently in arrears is based in this region.

         As of April 1, 2001, Asiana Airlines, a lessee based in South Korea, owed rental arrears of $0.6 million in respect of an aircraft against which MSAF group held a security deposit of $1.3 million. This asset, a B767-300ER, represents 2.3% of the portfolio by appraised value as of September 30, 2000.

         Latin America (Emerging)
         MSAF group currently leases 5.0% of the portfolio in Latin America (all in Mexico) by appraised value as of September 30, 2000. As of April 1, 2001, none of these lessees were in arrears.

         Other
         MSAF group currently leases 17.2% of the portfolio by appraised value as of September 30, 2000 in the Other region. One of the five lessees currently in arrears is based in this region.

         As of April 1, 2001, Air Atlanta Icelandic, a lessee based in Iceland, owed total arrears of $0.9 million, of which $0.2 million related to rental payments and $0.7 million related to maintenance reserves. MSAF group held a security deposit of $0.6 million against these arrears. This aircraft, a B747-300, represents 2.2% of the portfolio by appraised value as of September 30, 2000.


         Bad Debts

         With the exception of the current arrears of $3.2 million that were discussed under Lessee Difficulties above, as of April 1, 2001 there were other arrears of $2.9 million due to be paid to the MSAF group.

         One of our lessees, Air Alfa, a carrier based in Turkey, defaulted on its obligations under its lease of an A321-100 and the aircraft was repossessed in March 2001. The lease was scheduled to expire in April 2003. Total arrears, associated with the lessee, at the time of repossession amounted to $2.9 million, of which $2.2 million related to rental payments and $0.7 million related to maintenance reserves. In March 2001 these arrears were re-classified from Current Arrears to Bad Debts and a security deposit of $0.7 million, held by MSAF group, was drawn down against this lessee. The Servicer has scheduled to meet with this lessee in mid-April and discuss the recovery of these arrears. This aircraft, which is currently the subject of a non-binding letter of intent, represents approximately 2.0% of the portfolio by appraised value as of September 30, 2000.

         Restructured Arrears

         A former Brazilian lessee, VARIG, negotiated an early termination of its lease of a B747-300 aircraft in July 1999. The total amount of rental payments and maintenance reserves due under this lease, at the date of the termination agreement, was $4.8 million against which MSAF group drew down a security deposit of $1.1 million. Under the terms of the termination agreement, VARIG is scheduled to repay $10.8 million over eight years to offset arrears of $4.8 million and approximately $6.0 million for maintenance and downtime costs. Provided no default has occurred by October 2005 under this note payable, the total remaining payments will be reduced by approximately $1.1 million on a pro-rata basis between October 2005 and October 2007, the scheduled final payment date under the note. As of April 1, 2001, VARIG had made all payments due under the note payable. This aircraft, which is currently on lease to Air Atlanta Icelandic, represents approximately 2.2% of the portfolio by appraised value as of September 30, 2000.


         Airworthiness Directives

         The United States Federal Aviation Administration (FAA) issued an Airworthiness Directive (AD) in each of July and August 2000 requiring special detailed inspections to detect cracking of the main deck cargo door frames of Pemco-converted Boeing 737-200 and 737-300 freighters. The FAA issued a further AD to supersede the first two ADs, the result of which required operators to carry out modifications to the main deck cargo door frames. There are two aircraft in the portfolio subject to this AD, together representing 2.0% of the portfolio by appraised value as of September 30, 2000. It has been determined that the costs of the modification were immaterial.

         On September 14, 2000, the FAA announced a proposal for the long-term redesign of the Boeing 737 rudder system and several short-term initiatives designed to enhance rudder safety on all Boeing 737 models. The redesign would increase the overall safety of the B737 by simplifying the rudder system and eliminating a range of both previously known and recently discovered failure possibilities. It may be some time before the FAA issues a formal AD. There are currently twenty B737s in the portfolio, together representing 23.4% of the portfolio by appraised value as of September 30, 2000. One of the twenty B737 aircraft is currently off-lease, but under the remaining nineteen leases all costs of compliance with ADs are the obligation of the lessees.

  V      APPENDICES

         See attached sheets for details

Morgan Stanley Aircraft Finance                   Portfolio Analysis                                          Appendix A
                                                  as of April 1, 2001

                                                                                                         Appraised
                                                                                                           Value
                                                                                                           as of
                                                                                               Date       Sep 30,
                                                                     Engine           Serial   of Manu-    2000    as of
   Region (1)     Country       Lessee                   Type        Configuration    Number   facturer    ($MM)   Fleet    Regional

 1 Europe         France        Air Liberte              MD-83       PW JT8D-219      49822    Dec-88       16.71  0.9%
 2 (Developed)    France        Europe Airpost (formerly
                                l'Aeropostale)           B737-300QC  CFM 56-3C1       23788    May-87       19.53  1.0%
 3                Ireland       Aer Lingus               A330-300    CF6-80E1         54       Apr-94       77.32  4.0%
 4                Netherlands   KLM                      Engine      CF6-80C2-B6F     704279   Jul-95        5.89  0.3%
 5                Netherlands   KLM Cityhopper           F50         PW100-125B       20232    Oct-91        5.72  0.3%
 6                Netherlands   KLM Cityhopper           F50         PW100-125B       20233    Oct-91        5.71  0.3%
 7                Netherlands   Transavia                B737-300    CFM 56-3C1       27635    May-95       27.50  1.4%
 8                Norway        Braathens                B737-500    CFM 56-3B1       25165    Apr-93       18.85  1.0%
 9                Norway        Braathens                B737-500    CFM 56-3C1       26304    Sep-94       20.46  1.1%
10                Spain         Air Europa               B737-400    CFM 56-3C1       24707    Jun-91       23.26  1.2%
11                UK            Air 2000                 B757-200ER  RB211-535-E4     23767    Apr-87       27.39  1.4%
12                UK            Air 2000                 B767-300ER  CF6-80C2-B6F     26256    Apr-93       62.50  3.3%
13                UK            Britannia Airways        B757-200ER  RB211-535-E4-37  26266    Jan-93       39.49  2.1%
14                UK            JMC Airlines             A320-200    V2500-A1         393      Feb-93       29.17  1.5%
15                UK            JMC Airlines             B757-200ER  RB211-535-E4-37  24367    Feb-89       30.71  1.6%
16                UK            Monarch Airlines         A320-200    CFM 56-5A3       446      Oct-93       31.20  1.6%
    - subtotal                                                                                                                 23.1%

17 North America  Canada        Air Canada               A320-200    CFM 56-5A3       279      Feb-92       28.07  1.5%
18 (Developed)    Canada        Canada 3000              A320-200    CFM 56-5A3       397      Mar-93       29.54  1.5%
19                U.S.A.        Alaska Airlines          B737-400    CFM 56-3C1       25104    May-93       26.27  1.4%
20                U.S.A.        Alaska Airlines          B737-400    CFM 56-3C1       25105    Jul-93       26.14  1.4%
21                U.S.A.        Continental Airlines     B737-300    CFM 56-3B1       26309    Dec-94       25.57  1.3%
22                U.S.A.        National Airlines        B757-200ER  RB211-535-E4     24260    Dec-88       30.98  1.6%
23                U.S.A.        Southwest Airlines       B737-300    CFM 56-3B1       23255    Jun-85       14.75  0.8%
24                U.S.A.        Southwest Airlines       B737-300    CFM 56-3B2       23256    Jul-85       15.37  0.8%
25                U.S.A.        TWA                      B757-200ER  PW 2037          28160    Jul-96       43.99  2.3%
26                U.S.A.        TWA                      MD-83       PW JT8D-219      49657    Apr-88       17.30  0.9%
27                U.S.A.        TWA                      MD-83       PW JT8D-219      49824    Mar-89       18.49  1.0%
28                U.S.A.        TWA                      MD-82       PW JT8D-217C     49825    Mar-89       17.97  0.9%
    - subtotal                                                                                                                 15.4%

29 Pacific        Australia      Ansett                  B767-200ER  CF6-80A          23807    Aug-87       31.21  1.6%
30 (Developed)    Hong Kong      Cathay Pacific          B747-400    RB211-525-H2-19  24955    Sep-91       90.28  4.7%
31                New Zealand    Air New Zealand         B767-300ER  CF6-80C2-B6      24875    Jun-91       56.57  3.0%
32                Singapore      Region Air              A310-300    PW JT9D-7R4E1    409      Nov-85       22.13  1.2%
33                Singapore      Region Air              A310-300    PW JT9D-7R4E1    410      Nov-85       23.36  1.2%
34                Singapore      Region Air              A310-300    PW JT9D-7R4E1    437      Nov-86       27.17  1.4%
    - subtotal                                                                                                                 13.1%

35 Europe and     Czech Republic Travel Service          B737-400    CFM 56-3B2       24234    Oct-88       20.43  1.1%
36 Middle East    Greece         Olympic Airways         B737-400    CFM 56-3C1       25371    Jan-92       24.46  1.3%
37 (Emerging)     Hungary        Malev                   F70         TAY MK620-15     11564    Dec-95       11.88  0.6%
38                Hungary        Malev                   F70         TAY MK620-15     11565    Feb-96       12.65  0.7%
39                Hungary        Malev                   F70         TAY MK620-15     11569    Mar-96       12.65  0.7%
40                Turkey         Pegasus                 B737-400    CFM 56-3C1       26279    Feb-92       25.82  1.4%
    - subtotal                                                                                                                  5.6%

41 Asia           China          China Hainan            B737-300    CFM 56-3C1       26295    Dec-93       24.34  1.3%
42 (Emerging)     South Korea    Asiana Airlines         B767-300ER  CF6-80C2-B6F     24798    Oct-90       43.82  2.3%
43                South Korea    Asiana Airlines         B767-300ER  CF6-80C2-B6F     25132    Feb-92       56.99  3.0%
44                South Korea    Asiana Airlines         B737-400    CFM 56-3C1       26291    Aug-93       26.27  1.4%
45                South Korea    Asiana Airlines         B737-400    CFM 56-3C1       26308    Oct-94       26.40  1.4%
46                Taiwan         China Airlines          A300-600R   PW 4158          555      Mar-90       43.33  2.3%
47                Taiwan         China Airlines          A300-600R   PW 4158          625      Mar-92       46.92  2.5%
48                Taiwan         F.E.A.T.                B757-200ER  PW 2037          25044    May-91       35.19  1.8%
    - subtotal                                                                                                                 15.9%

49 Latin America  Mexico         AeroMexico              B757-200ER  PW 2037          26272    Mar-94       39.59  2.1%
50 (Emerging)     Mexico         AeroMexico              MD-83       PW JT8D-219      53050    May-90       17.63  0.9%
51                Mexico         Mexicana                B757-200ER  PW 2040          24965    Mar-92       38.21  2.0%
    - subtotal                                                                                                                  5.0%

52 Other          Cyprus         Cyprus Airways          A320-200    V2500-A1         414      May-93       29.27  1.5%
53                Fiji           Air Pacific             B767-300ER  CF6-80C2-B6      26260    Sep-94       63.43  3.3%
54                Iceland        Air Atlanta Icelandic   B747-300B   CF6-80C2         24106    Apr-88       42.84  2.2%
55                Iceland        Icelandair              B737-300F   CFM 56-3B2       23811    Oct-87       19.51  1.0%
56                Lithuania      Lithuanian Airlines     B737-300    CFM 56-3B2       24449    Apr-90       19.97  1.0%
57                Macau          Air Macau               A321-100    V2530-A5         557      Dec-95       38.51  2.0%
58                Malta          Air Malta               B737-300    CFM 56-3B2       25161    Feb-92       23.42  1.2%
59                Mauritius      Air Mauritius           A340-300    CFM 56-5C3G      94       Mar-95       91.10  4.8%
    - subtotal                                                                                                                 17.2%

60 Available for
   lease          AOG            AOG                     B737-300    CFM 56-3B2       24299    Nov-88       19.03  1.0%
61                AOG            AOG                     A320-200    V2500-A1         428      May-94       31.87  1.7%
62                AOG            AOG                     A321-100    V2530-A5         597      May-96       39.06  2.0%
    - subtotal                                                                                                                  4.7%
                                                                                                      -----------------------------
                                                                                                Total     1,911.2  100%         100%
                                                                                                      =============================

    (1) Regions are defined according to the Morgan Stanley Capital International designations

    Number of aircraft on lease                                                                                                 59
    Number of aircraft off-lease                                                                                                 3
                                                                                                                             ------
    Total number of aircraft                                                                                                    62
                                                                                                                             ======

    Number of lessees                                                                                                            41
    Number of countries                                                                                                          27

    Total developed                                                                                                            51.6%
    Total emerging                                                                                                             26.5%
    Total other                                                                                                                17.2%
    Total AOG                                                                                                                   4.7%
                                                                                                                             ------
                                                                                                                              100.0%
                                                                                                                             ======

Morgan Stanley Aircraft Finance                Comparison of Actual Cash Flows versus the                             Appendix B
                                               2000 Base Case for the First Quarter 2001

--------------------------------------------------------------------------------------  --------------------------------
                                                         Amounts in millions of USD           % of 2000 Base Case
                                                      --------------------------------  --------------------------------
                                                        Actual    Base Case   Variance    Actual   Base Case  Variance
------------------------------------------------------------------------------------------------------------------------
                     CASH COLLECTIONS
 [1]                 Lease Rentals                          57.4       57.4         -       100.0%     100.0%         -
 [2]                   - Renegotiated Leases                   -          -         -            -          -         -
 [3]                   - Rental Resets                      (0.9)         -      (0.9)       -1.6%          -     -1.6%
                                                      --------------------------------  --------------------------------
 [4]    S [1]...[3]  Contracted Lease Rentals               56.5       57.4      (0.9)       98.4%     100.0%     -1.6%

 [5]                 Movement in Current Arrears Balance    (4.0)         -      (4.0)       -7.0%          -     -7.0%

                     less Net Stress-related Costs
 [6]                  - Bad Debts                              -                                 -
 [7]                  - Security Deposits Drawn Down         0.6                              1.0%
 [8]                  - Restructured Arrears                   -                                 -
 [9]                  - AOG                                 (2.7)                            -4.7%
 [10]                 - Other Leasing Income                 1.2                              2.0%
 [11]                 - Repossession Costs                  (0.1)                            -0.1%
                                                      --------------------------------  --------------------------------
 [12]   S [6]...[11] sub-total                              (1.0)      (2.6)      1.6        -1.8%      -4.5%      2.7%

 [13]  [4]+[5]+[12]  Net Lease Rentals                      51.5       54.8      (3.3)       89.6%      95.5%     -5.9%

 [14]                Interest Earned                         1.2        0.9       0.3         2.0%       1.5%      0.5%

                     Maintenance Receipts                    6.2          -       6.2        10.9%          -     10.9%
                     Maintenance Payments                   (7.8)         -      (7.8)      -13.6%          -    -13.6%
                                                      --------------------------------  --------------------------------
[15]                 Net Maintenance                        (1.6)         -      (1.6)       -2.7%          -     -2.7%

[16]  S [13]...[15]  Total Cash Collections                 51.1       55.7      (4.6)       88.9%      97.0%     -8.1%
                                                      --------------------------------  --------------------------------

--------------------------------------------------------------------------------------  --------------------------------

                     CASH EXPENSES
                     Aircraft Operating Expenses
[17]                  - Insurance                           (0.4)                            -0.6%
[18]                  - Re-leasing and other overheads      (0.6)                            -1.1%
                                                      --------------------------------  --------------------------------
[19]     [17]+[18]   sub-total                              (1.0)      (0.5)     (0.5)       -1.7%      -0.8%     -0.9%

                     SG&A Expenses
                     Aircraft Servicer Fees
                      - Base Fee                            (0.7)      (0.7)        -        -1.3%      -1.3%         -
                      - Rent Collected Fee                  (0.6)      (0.7)      0.1        -1.1%      -1.2%      0.1%
                      - Rent Contracted Fee                 (0.5)      (0.6)      0.1        -0.9%      -1.0%      0.1%
                      - Incentive Fee                          -          -         -            -          -         -
                                                      --------------------------------  --------------------------------
[20]                 sub-total                              (1.8)      (2.0)      0.2        -3.3%      -3.5%      0.2%

                     Other Servicer Fees
                      - Cabot                               (0.3)      (0.2)     (0.1)       -0.5%      -0.4%     -0.1%
                      - Other Service Providers             (0.2)      (0.2)        -        -0.3%      -0.3%         -
                                                      --------------------------------  --------------------------------
[21]                 sub-total                              (0.5)      (0.4)     (0.1)       -0.8%      -0.7%     -0.1%

[22]   S [19]...21]  Total Cash Expenses                    (3.3)      (2.9)     (0.4)       -5.8%      -5.0%     -0.8%

--------------------------------------------------------------------------------------  --------------------------------

                     NET CASH COLLECTIONS
[23]       [16]      Total Cash Collections                 51.1       55.7      (4.6)       88.9%      97.0%     -8.1%
[24]       [22]      Total Cash Expenses                    (3.3)      (2.9)     (0.4)       -5.8%      -5.0%     -0.8%
[25]                 Drawings from Expense Account           9.2          -       9.2        16.1%          -     16.1%
[26]                 Transfers to Expense Account           (7.3)         -      (7.3)      -12.7%          -    -12.7%
[27]                 Interest Payments                     (32.1)     (30.5)     (1.6)      -55.9%     -53.2%     -2.7%
[28]                 Swap Payments                          (1.3)      (2.6)      1.3        -2.2%      -4.4%      2.2%
[29]                 Exceptional Items                         -          -         -            -          -         -
                                                      --------------------------------  --------------------------------
[30]   S [23]...[29] TOTAL                                  16.3       19.7      (3.4)       28.4%      34.4%     -6.0%
                                                      ================================  ================================

--------------------------------------------------------------------------------------  --------------------------------

[31]                 PRINCIPAL PAYMENTS
                     subclass A2                             5.3        6.3      (1.0)        9.2%      11.0%     -1.8%
                     subclass A3                               -          -         -            -          -         -
                     subclass A4                               -          -         -            -          -         -
                     subclass A5                             9.0       11.4      (2.4)       15.6%      19.8%     -4.2%
                     subclass B1                             1.7        1.7         -         3.0%       3.0%         -
                     subclass B2                               -          -         -            -          -         -
                     subclass C1                             0.3        0.3         -         0.6%       0.6%         -
                     subclass C2                               -          -         -            -          -         -
                     subclass D1                               -          -         -            -          -         -
                                                      --------------------------------  --------------------------------
                     Total                                  16.3       19.7      (3.4)       28.4%      34.4%     -6.0%
                                                      ================================  ================================

--------------------------------------------------------------------------------------  --------------------------------

                                                                                                         Appendix C


                                        Performance to Date versus the 2000 Base Case
                                                  as of February 15, 2001

-----------------------------------------------------------------------------  ----------------------------
                                                 Amounts in millions of USD        % of 2000 Base Case
                                                -----------------------------  ----------------------------
                                                  Actual   Base Case Variance   Actual   Base CaseVariance
-----------------------------------------------------------------------------------------------------------
                  CASH COLLECTIONS
 [1]              Lease Rentals                     218.1    218.1         -     100.0%    100.0%        -
 [2]                - Renegotiated Leases               -        -         -          -         -        -
 [3]                - Rental Resets                  (1.0)       -      (1.0)     -0.4%         -    -0.4%
                                                ----------------------------  ----------------------------
 [4]   S [1].....[3]Contracted Lease Rentals        217.1    218.1      (1.0)     99.6%    100.0%    -0.4%

 [5]              Movement in Current Arrears
                    Balance                          (4.7)       -      (4.7)     -2.1%         -    -2.1%

                  less Net Stress-related Costs
 [6]               - Bad Debts                       (1.8)                        -0.8%
 [7]               - Security Deposits Drawn Down     1.7                          0.7%
 [8]               - Restructured Arrears               -                            -
 [9]               - AOG                             (7.4)                        -3.4%
       [10]        - Other Leasing Income            10.3                          4.7%
       [11]        - Repossession Costs              (0.5)                        -0.2%
                                                ----------------------------  ----------------------------
 [12]  S [6]....[11]sub-total                         2.3     (9.8)     12.1       1.0%     -4.5%     5.5%

 [13]  [4]+[5]+[12Net Lease Rentals                 214.7    208.3       6.4      98.5%4    95.5%     3.0%

      [14]        Interest Earned                     3.9      2.6       1.3       1.8%3     1.2%     0.6%

                  Maintenance Receipts               25.6        -      25.6      11.7%         -    11.7%
                  Maintenance Payments              (27.6)       -     (27.6)    -12.7%         -   -12.7%
                                                ----------------------------  ----------------------------
      [15]        Net Maintenance                    (2.0)       -      (2.0)     -1.0%         -    -1.0%

[16]   S [13]...[15]Total Cash Collections          216.6    210.9       5.7      99.3%     96.7%     2.6%

----------------------------------------------------------------------------- ----------------------------

                  CASH EXPENSES
                  Aircraft Operating Expenses
[17]               - Insurance                       (0.9)                        -0.4%
[18]               - Re-leasing and other overheads  (0.9)                        -0.4%
                                                ----------------------------  ----------------------------
[19]   [17]+[18]  sub-total                          (1.8)    (1.8)        -      -0.8%     -0.8%        -

                  SG&A Expenses
                  Aircraft Servicer Fees
                   - Base Fee                        (2.7)    (2.7)        -      -1.2%     -1.2%        -
                   - Rent Collected Fee              (2.6)    (2.6)        -      -1.2%     -1.2%        -
                   - Rent Contracted Fee             (2.1)    (2.2)      0.1      -0.9%     -1.0%     0.1%
                   - Incentive Fee                      -        -         -         -         -        -
                                                ----------------------------  ----------------------------
[20]              sub-total                          (7.4)    (7.5)      0.1      -3.3%     -3.4%     0.1%

                  Other Servicer Fees
                   - Cabot                           (1.0)    (1.0)        -      -0.5%     -0.5%        -
                   - Other Service Providers         (1.4)    (0.7)     (0.7)     -0.7%     -0.3%    -0.4%
                                                ----------------------------  ----------------------------
[21      ]        sub-total                          (2.4)    (1.7)     (0.7)     -1.2%     -0.8%    -0.4%

[22]   S [19]...[21]Total Cash Expenses             (11.6)   (11.0)     (0.6)     -5.3%     -5.0%    -0.3%

-----------------------------------------------------------------------------  ----------------------------

                  NET CASH COLLECTIONS
[23]      [16]    Total Cash Collections            216.6    210.9       5.7      99.3%     96.7%     2.6%
[24]      [22]    Total Cash Expenses               (11.6)   (11.0)     (0.6)     -5.3%     -5.0%    -0.3%
[25]              Drawings from Expense Account      31.7        -      31.7      14.5%         -    14.5%
[26]              Transfers to Expense Account      (35.0)       -     (35.0)    -16.0%         -   -16.0%
[27]              Interest Payments                (120.2)  (113.3)     (6.9)    -55.1%    -52.0%    -3.1%
[28]              Swap Payments                      (3.3)    (9.4)      6.1      -1.5%     -4.3%     2.8%
[29]              Exceptional Items                     -        -         -          -         -        -
                                                -----------------------------  ----------------------------
[30]   S [23]...[29]TOTAL                            78.2     77.2       1.0      35.9%     35.4%     0.5%
                                                =============================  ============================

-----------------------------------------------------------------------------  ----------------------------

[31]              PRINCIPAL PAYMENTS
                  subclass A2                        19.4     19.3       0.1       8.9%      8.8%     0.1%
                  subclass A3                           -        -         -          -         -        -
                  subclass A4                           -        -         -          -         -        -
                  subclass A5                        51.7     50.8       0.9      23.7%     23.3%     0.4%
                  subclass B1                         6.2      6.2         -       2.9%      2.9%        -
                  subclass B2                           -        -         -          -         -        -
                  subclass C1                         0.9      0.9         -       0.4%      0.4%        -
                  subclass C2                           -        -         -          -         -        -
                  subclass D1                           -        -         -          -         -        -
                                                -----------------------------  ----------------------------
                  Total                              78.2     77.2       1.0      35.9%     35.4%     0.5%
                                                =============================  ============================


[33]              Debt Balances
                  subclass A2                       205.3    205.4       0.1
                  subclass A3                       580.0    580.0         -
                  subclass A4                       200.0    200.0         -
                  subclass A5                       348.3    349.2       0.9
                  subclass B1                        83.5     83.5         -
                  subclass B2                        75.0     75.0         -
                  subclass C1                        99.0     99.0         -
                  subclass C2                        55.0     55.0         -
                  subclass D1                       110.0    110.0         -
                                                -----------------------------
                  TOTAL                           1,756.1  1,757.1       1.0
                                                =============================


                                                                                                    Appendix D


                                               Coverage Ratios
                                           as of February 15, 2001

                                                     All Amounts in millions of USD unless otherwise stated

                                                      Actual                   2000 Base Case     Variance
       Source of Funds
       Net Cash Collections                             78.2                   77.2                    1.0
       Add Back Interest                               120.2                  113.3                    6.9
       Add Back Swap Payments                            3.3                    9.4                   (6.1)
                                                  -----------           ------------          -------------
  a                                                    201.7                  199.9                    1.8
                                                  -----------           ------------          -------------

       Application of Funds
  b    Swap Payments                                     3.3                    9.4                   (6.1)
  c    Class A Interest                                 89.3                   83.1                    6.2
  d    Class A Minimum                                   5.8                    4.8                    1.0
  e    Class B Interest                                 11.0                   10.3                    0.7
  f    Class B Minimum                                   4.0                    4.0                      -
  g    Class C Interest                                 11.1                   11.1                      -
  h    Class C Minimum                                     -                      -                      -
  I    Class D Interest                                  8.8                    8.8                      -
  j    Class D Minimum                                     -                      -                      -
  k    Class A Scheduled                                 0.8                    0.2                    0.6
  l    Class B Scheduled                                 2.3                    2.3                      -
  m    Class C Scheduled                                 0.9                    0.9                      -
  n    Class D Scheduled                                   -                      -                      -
  o    Permitted Aircraft Modifications                    -                      -                      -
  p    Class A Supplemental                             64.4                   65.0                   (0.6)
                                                  -----------           ------------          -------------
                                                       201.7                  199.9                    1.8
                                                  -----------           ------------          -------------

-------------------------------------------------------------------------------------------------------------------

 [1]   Interest Coverage Ratio
       Class A                                          2.18                   2.16  = a/(b+c)
       Class B                                          1.84                   1.86  = a/(b+c+d+e)
       Class C                                          1.62                   1.63  = a/(b+c+d+e+f+g)
       Class D                                          1.51                   1.52  = a/(b+c+d+e+f+g+h+i)

 [2]   Debt Coverage Ratio
       Class A                                          1.50                   1.52  = a/(b+c+d+e+f+g+h+i+j+k)
       Class B                                          1.48                   1.49  = a/(b+c+d+e+f+g+h+i+j+k+l)
       Class C                                          1.47                   1.48  = a/(b+c+d+e+f+g+h+i+j+k+l+m)
       Class D                                          1.47                   1.48  = a/(b+c+d+e+f+g+h+i+j+k+l+m+n)

-------------------------------------------------------------------------------------------------------------------


       Loan-to-Value Ratios     --------------------------------------------------------------
       --------------------      2000 Base Case          Actual            2000 Base Case
                                   15-Mar-00           15-Feb-01              15-Feb-01
                                --------------------------------------------------------------

 [3]   Assumed Portfolio Value    2,049.1                                   1,970.1

 [4]   Adjusted Portfolio Value                      1,879.9

       Liquidity Reserve Amount
         - Cash                      30.0               30.0                   30.0
         - Accrued Expenses           6.0                9.0                    9.0
         - Security Deposits          7.1               19.2                   19.2
                                ----------        -----------           ------------
       subtotal cash                 43.1               58.2                   58.2
         - Letters of Credit         82.1               70.8                   70.8
                                ----------        -----------           ------------
       Total Liquidity Reserve      125.2              129.0                  129.0

 [5]   Total Asset Value          2,174.3            2,008.9                2,099.1

       Note Balance
       Class A                    1,404.7   66.1%    1,333.7      66.4%     1,334.7     63.6%
       Class B                      164.7   73.8%      158.4      74.3%       158.4     71.1%
       Class C                      154.9   81.1%      154.0      81.9%       154.0     78.5%
       Class D                      110.0   86.3%      110.0      87.4%       110.0     83.7%
                                ----------        -----------           ------------
       Total                      1,834.3            1,756.1                1,757.1
-------------------------------------------------------------------------------------------------

[1] Interest Coverage Ratio is equal to Net Cash Collections, before interest and swap payments, expressed as a ratio of the swap costs and interest payable on each subclass of Notes plus the interest and minimum principal payments payable on each subclass of Notes that rank senior in priority of payment to the relevant subclass of Notes.

[2] Debt Coverage Ratio is equal to Net Cash Collections before interest and swap payments, expressed as a ratio of the interest and minimum and scheduled principal payments payable on each subclass of Notes plus the interest and minimum and scheduled principal payments payable on each subclass of Notes that ranks equally with or senior to the relevant subclass of Notes in the priority of payments.

[3] Assumed Portfolio Value represents the Initial Appraised Value of each aircraft in the Portfolio multiplied by the Depreciation Factor at Calculation date divided by the Depreciation Factor at Closing date.

[4] Adjusted Portfolio Value represents the Base Value of each aircraft in the Portfolio as determined by the most recent Appraisal multiplied by the Depreciation Factor at Calculation date divided by the Depreciation Factor at Closing date. The lower of the Assumed Portfolio Value or 105% of the Adjusted Portfolio Value is used to calculate the principal repayment amounts to Noteholders.

[5] Total Asset Value is equal to Total Portfolio Value plus Liquidity Reserve Amount.